                          [PHOTO OF WOMEN WITH 3 KIDS]

                                                                          [LOGO]

THE STRONG
AGGRESSIVE GROWTH
FUNDS

-------------------------------------------------------------------------------

The Strong Enterprise Fund

The Strong Growth 20 Fund

The Strong Small Cap Value Fund

The Strong U.S. Emerging Growth Fund

ANNUAL REPORT - DECEMBER 31, 1999

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

As an apprentice investment analyst in the 1960s, I observed and experienced powerful economic and stock market growth. The explosive stock market was very profitable for investors, and I always planned for the time when I'd be able to position our investors to take advantage of that kind of growth again. The dramatic market move of the late 1990s reminded me of those days in the 1960s and provided an excellent opportunity.

In our strategic planning effort, what Strong saw coming in the 1990s was a powerful wave of innovation and technological change that was going to affect the way we all lived our daily lives. We knew the successful companies of the future would be those that moved quickly to embrace this new way of thinking. It was Strong's responsibility to ensure that our shareholders benefited from this change and capitalized on the opportunity.

How did Strong position our investors to take advantage of the coming growth? First, we expanded our fund lineup to offer quality choices in every asset class. We then put technology to work in a number of ways--all intended to provide our customers and portfolio managers with state-of-the-art tools for better decision making, and to enhance the customer experience in every interaction with Strong. And as we made these improvements, we always stayed true to our commitment to developing a one-on-one relationship with each of our investors.

When it comes right down to it, it's our job to make you money. And many of you benefited in 1999, the most exceptional performance year in Strong's history. Many major financial publications have also recently recognized Strong.

What can you expect from Strong in the future? We'll continue working to improve our investment management expertise to try to deliver market-beating results year after year. And we'll continue to innovate and develop practical technology solutions aimed at helping you make better investment decisions. And you can be assured that we will continue to work to deliver the "across-the-kitchen-table" customer experience you've come to expect from STRONG.


                                             /s/ Dick

                                   THE STRONG
                                AGGRESSIVE GROWTH
                                      FUNDS

                                ----------------

                        ANNUAL REPORT - DECEMBER 31, 1999

                                TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong Enterprise Fund .......................................... 2

     The Strong Growth 20 Fund ........................................... 4

     The Strong Small Cap Value Fund ..................................... 6

     The Strong U.S. Emerging Growth Fund ................................ 8

FINANCIAL INFORMATION
     Schedules of Investments in Securities

         The Strong Enterprise Fund ......................................10

         The Strong Growth 20 Fund .......................................11

         The Strong Small Cap Value Fund .................................11

         The Strong U.S. Emerging Growth Fund ............................13

     Statements of Assets and Liabilities ................................15

     Statements of Operations ............................................16

     Statements of Changes in Net Assets .................................17

     Notes to Financial Statements .......................................19

FINANCIAL HIGHLIGHTS .....................................................22

REPORT OF INDEPENDENT ACCOUNTANTS ........................................24

                           THE STRONG ENTERPRISE FUND
                           --------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Drew Cupps

Drew Cupps
Portfolio Manager

-------------------------------------------------------------------------------

The world economy is at an incredible inflection point in the pace at which products, ideas, and services evolve. We firmly believe that CHANGE EQUALS OPPORTUNITY, and we are therefore very excited about the pace of change and the resulting investment opportunities we believe will result over the next few years. It is important to realize, however, that even as the growth of the companies themselves continues, the investment environment may be volatile. We encourage our investors to maintain a long-term perspective in the face of this inevitable market volatility.

Our team is committed to understanding how the world is changing and which companies will lead their industries. We seek evidence of new opportunities by pursuing new technologies and new business concepts, talking to management teams, visiting companies, and routinely asking ourselves, "How is the world changing?" As we accumulate information, we construct an investment theme targeting the opportunity.

During 1999, perhaps the most important investment theme for the Strong Enterprise Fund was INTERNET APPLICATION SOFTWARE. Broadvision and Vignette are among the handful of companies we identified as the best positioned to meet the needs of corporations wishing to establish industrial-strength, revenue-producing web sites on the Internet. Both Broadvision and Vignette are market leaders, have very capable management teams, and hold leading positions in an explosive market.

One of the most exciting investment themes over 1999 was the field of genomics. Genomics is the

-------------------------------------------------------------------------------

WE FIRMLY BELIEVE THAT CHANGE EQUALS OPPORTUNITY.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Strong Enterprise Fund posted a return of 187.83% for the year ended December 31, 1999.

- The Fund outperformed its benchmarks. The Russell 2500-TM- Growth Index returned 55.48% for the year, and the S&P MidCap 400 Stock Index returned 14.72%.*

- The Strong Enterprise Fund generally bought significant positions in Information Age segments of the economy, including technology, Internet, and communication companies.
-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99

                               1-year      187.83%

                      Since Inception      217.83%
                         (on 9-30-98)
-------------------------------------------------------------------------------
[SIDENOTE]
                               FIVE LARGEST STOCK
                                    HOLDINGS

                                 AS OF 12-31-99

        SECURITY                             % OF NET ASSETS
-------------------------------------------------------------------------------

        SanDisk Corp.                                   4.0%

        USinternetworking, Inc.                         3.8%

        DoubleClick, Inc.                               3.7%

        National Semiconductor Corp.                    3.2%

        Vignette Corp.                                  3.2%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

study of the genes that help determine a person's physical traits and medical condition. By understanding which genes are responsible for conditions such as asthma, obesity, and diabetes, scientists are able to design more effective drug treatment measures more rapidly. In 1999, we invested in several companies in different segments of the genomics field including PE Biosystems, Affymetrics, Human Genome Sciences, and Millennium Pharmaceuticals, all of which performed very well.

While we certainly cannot guarantee that technology stocks will consistently show such strong performance as they did in 1999, we believe we will continue to be impressed with dramatic innovations in communications, computers, software, and new ways to use the Internet. But we also look forward to investment opportunities in innovative medical companies, retailers, manufacturers, and financial companies. The environment has never been better for innovators and entrepreneurs, and our investment team will continue to work hard on your behalf to identify these opportunities--whether they be technologically complex or everyday products and services.

Although our results over the past year have been exciting, we do again encourage you to maintain a long-term investment perspective as we continue our search for the most attractive companies in rapidly growing industries.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 9-30-98 TO 12-31-99

[GRAPH]

          THE STRONG           S&P MIdcap 400     Lipper Mid-Cap Growth
          ENTERPRISE FUND      Stock Index*       Funds Index*
          ---------------      --------------     ---------------------
 9/98        10,000              10,000                10,000
12/98        14,743              12,819                12,595
 3/99        17,255              12,001                13,062
 6/99        20,732              13,700                14,633
 9/99        24,777              12,550                14,779
12/99        42,436              14,707                21,879

 This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400") and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. We are replacing the Nasdaq Composite Index with the S&P MidCap 400 Stock Index as we believe the S&P MidCap 400 Stock Index more accurately reflects the Fund`s investment program. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG ENTERPRISE FUND SEEKS CAPITAL GROWTH. THE FUND ATTEMPTS TO CAPTURE THE GROWTH OF LEADING COMPANIES IN RAPIDLY GROWING INDUSTRIES. THE MANAGER WORKS TO RESEARCH AND UNDERSTAND THE DIRECTIONS THAT THE WORLD AND THE ECONOMY ARE MOVING IN AND TO DEVELOP INVESTMENT THEMES TO CAPITALIZE ON THE OPPORTUNITIES THOSE CHANGES CREATE. HE SEARCHES AMONG COMPANIES OF ALL SIZES FOR THOSE THAT ARE POSITIONED FOR RAPID GROWTH OF REVENUE AND EARNINGS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Leading Information Age companies drove the stock market in 1999. This group of companies is experiencing very strong product demand as corporations buy the products they need to compete in the information-based economy.

- The worldwide economy strengthened significantly in the spring as the Asian economies began to recover from their two-year financial crisis.

- Strong domestic and international economic conditions are creating substantial revenue and earnings growth for many Information Age and traditional companies. This economic strength makes higher inflation and interest rates a possibility, but the competitive forces of the Internet may offset that inflationary pressure.

-------------------------------------------------------------------------------

*The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. market for medium-capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. The Russell 2500-TM- Growth Index is an unmanaged index generally representative of the U.S. market for small to medium-small capitalization stocks. It contains securities that growth managers typically select from the Russell 2500-TM-Index. Source of the S&P and Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                           THE STRONG GROWTH 20 FUND
                           -------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ Ronald C. Ognar

Ronald C. Ognar
Portfolio Manager

-------------------------------------------------------------------------------

Over the past year, technology played a bigger role in the portfolio than it has in previous years. This is largely a result of our concentrating the Strong Growth 20 Fund's portfolio in companies exhibiting superior revenue growth led by high-quality management teams in industries with dynamic growth potential.

Within the technology area, we focused our investments on the direct beneficiaries of the networked economy. The companies with the fastest growth rates are leading this technological revolution, with its drive to enhance productivity and communications around the globe. The growth of the Internet and its ever-widening acceptance should continue to drive growth in business-to-business commerce, wireless connectivity, Internet content, bandwidth expansion, the building of new brands, and a host of other applications. The successful implementation of technology remains a key source of global competitiveness. Although the technology sector's returns may not always be sustainable, superior returns on capital and market share gains have so far been the principal results of our purchasing decisions.

Over the next several months, we anticipate that the U.S. economy will continue to grow, but at a somewhat more moderate pace than it has experienced recently. We expect the Federal Reserve to remain vigilant, ready to raise interest rates in a preemptive move should inflationary forces come into view. Given this

-------------------------------------------------------------------------------

THE SUCCESSFUL IMPLEMENTATION OF TECHNOLOGY REMAINS A KEY SOURCE OF GLOBAL COMPETITIVENESS.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 109.48% for the year ended December 31, 1999, as opposed to a 21.04% return for the S&P 500 Stock Index.*

- Networking, telecommunications, and software holdings provided strong performance for the Fund. Stocks that we held that contributed to our performance were JDS Uniphase, Vignette, Cisco Systems, Verisign, and Exodus.
-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99

                              1-year       109.48%

                     Since Inception        60.36%
                        (on 6-30-97)
-------------------------------------------------------------------------------
[SIDENOTE]
                               FIVE LARGEST STOCK
                                    HOLDINGS

                                 AS OF 12-31-99

         SECURITY                            % OF NET ASSETS
-------------------------------------------------------------------------------

         JDS Uniphase Corp.                             9.0%

         VeriSign, Inc.                                 7.2%

         Cisco Systems, Inc.                            7.1%

         Vignette Corp.                                 6.3%

         The Home Depot, Inc.                           6.1%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

environment, we believe companies that are able to generate unit growth--that is, those that can increase their revenues without raising their prices--will continue to be the big winners. It's for this reason that we believe growth stocks continue to offer attractive return potential.

Our preference is for companies exhibiting strength in dynamic niche markets, entering new product cycles, or offering innovative new services. We're constantly on the lookout for companies that are experiencing sustainable fundamental improvement, regardless of market capitalization or industry, in our efforts to aggressively outperform the broader market averages.

We thank you for your interest in the Strong Growth 20 Fund and look forward to continuing to help you meet your financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 6-30-97 TO 12-31-99

[GRAPH]

         THE STRONG GROWTH     S&P 500          Lipper Large-Cap
         20 FUND               Stock Index*     Growth Funds Index*
         -----------------     ------------     -------------------
 6/97        10,000             10,000              10,000
12/97        11,387             11,058              10,933
 6/98        13,129             13,016              13,171
12/98        15,545             14,218              14,920
 6/99        18,891             15,978              16,708
12/99        32,563             17,210              20,115

 This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG GROWTH 20 FUND SEEKS CAPITAL GROWTH AND INVESTS IN A CONCENTRATED PORTFOLIO OF 20 TO 30 GROWTH STOCKS OF ALL SIZES. THE MANAGER CHOOSES INVESTMENTS BY CAREFULLY RESEARCHING COMPANIES ONE AT A TIME, PAYING CLOSE ATTENTION TO THEIR VALUATIONS AND THE LONG-TERM THEMES OF THEIR BUSINESSES.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Although the stock market's advance was very narrow, companies generating superior revenue growth performed extremely well throughout the year.

- Market volatility was driven by the Federal Reserve's decision to raise short-term interest rates given the strong domestic economy and resurgent economic strength overseas. Further rate hikes are likely if inflationary pressures persist or foreign economies continue their recovery.

- Corporate earnings growth has begun to reaccelerate. Earlier fears of a significant slowdown in corporate profits proved unfounded, and prospects for a broad-based global economic recovery continue to improve. As a result, analysts have raised their earnings estimates for technology and other more cyclical sectors.

-------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Large-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG SMALL CAP VALUE FUND
                        -------------------------------

PERSPECTIVES
FROM THE MANAGER

/s/ I. Charles Rinaldi

I. Charles Rinaldi
Portfolio Manager

-------------------------------------------------------------------------------

By normal measures, returning 28.09% and outperforming all relative benchmarks is a very good year. We achieved these results by being very careful in our stock selection and avoiding some of the pitfalls of value investing--namely, the value stocks that stay cheap. We benefited in three major areas: overweighting energy, overweighting technology, and underweighting financial services.

We continued to maintain a strong energy weighting for several reasons. First, after a negative year, earnings expectations are strongly positive. Second, OPEC finally appears to understand the benefit of maintaining production discipline. Also, Asia's economic recovery and continued growth in developed countries will likely increase demand.

The technology sector was a bright spot. After finding a number of stocks that were temporarily depressed and met our specific valuation criteria, we were amazed at how quickly some of them turned around. Positive performance was also seen in our initial public offering holdings. While these sectors can be volatile, the securities we held in 1999 produced attractive results. As for financial services, we were inclined to review our underweighting in light of the legislative repeal of the Glass-Steagall Act. This should create opportunities for mergers and acquisitions in the financial sector.

We were disappointed in the stock returns of some of our major holdings. However, we're confident that investors will eventually renew their interest in companies that can generate bottom-line results, versus those with top-line growth and no profits.

-------------------------------------------------------------------------------

WE ARE PREDICTING... THE REAWAKENING OF VALUATION CONCERNS AND THE RECOGNITION THAT THERE IS A WHOLE CLASS OF GOOD-PERFORMING COMPANIES SELLING AT BARGAIN BASEMENT PRICES.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 28.09% for the year ended December 31, 1999, versus 21.26% for its benchmark, the Russell 2000-Registered Trademark- Index.*

- Within the Russell 2000-Registered Trademark- Index, there was a huge disparity between its two style components. The Russell 2000-Registered Trademark- Value Index declined for a second consecutive year by 1.49%. However, the Russell 2000-Registered Trademark- Growth Index was up again in 1999 by 43.09%.

- The best-performing sectors were technology and energy. These two sectors were the most heavily weighted in the Fund and contributed greatly to our excellent results.

-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                 AS OF 12-31-99

                               1-year        28.09%

                      Since Inception        16.58%
                        (on 12-31-97)
-------------------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99

         SECURITY                            % OF NET ASSETS
-------------------------------------------------------------------------------

         Optika, Inc.                                   8.8%

         Barbeques Galore, Ltd.
         Sponsored ADR                                  4.5%

         Patina Oil & Gas Corp.                         3.7%

         World Acceptance Corp.                         2.9%

         Coherent, Inc.                                 2.7%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Because we're about to enter a new millennium, it's appropriate to discuss our views on technology and the Internet. The Internet has been referred to as the great democratizer. The Internet enables you to get what you want, when you want it, and at the best price. That's a powerful force.

But there is a force more powerful than the Internet in influencing stock prices. It is the time value of money--the fact that the value of something today can be determined by discounting its estimated future earnings stream by an anticipated interest rate. Given the lofty prices of technology and Internet companies with little or no projected near-term earnings, the question everyone should be asking is, "What will happen to interest rates?" Liquidity decreases during uncertain times and especially when interest rates rise. And yes, there will be uncertain times ahead.

We're not predicting the end of what Mr. Alan Greenspan, Chairman of the Federal Reserve Board, has called "irrational exuberance." What we are predicting is the reawakening of valuation concerns and the recognition that there is a whole class of good-performing companies selling at bargain basement prices. We believe that when this overdue time comes, our style will benefit accordingly.

Thank you for choosing the Strong Small Cap Value Fund to help you achieve your financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-97 TO 12-31-99

[GRAPH]

                              Russell
           THE STRONG SMALL   2000-Registered Trademark-    Lipper Small-Cap
           CAP VALUE FUND     Index*                        Value Funds Index*
           ----------------   --------------------------    ------------------
12/97          10,000                10,000                      10,000
 6/98          11,730                10,493                      10,419
12/98          10,610                 9,745                       9,329
 6/99          12,230                10,650                       9,873
12/99          13,590                11,817                       9,505

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000-Registered Trademark- Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG SMALL CAP VALUE FUND SEEKS CAPITAL GROWTH BY INVESTING PRIMARILY IN STOCKS OF SMALL-CAPITALIZATION COMPANIES THAT THE MANAGER BELIEVES ARE UNDERVALUED RELATIVE TO THE MARKET BASED ON EARNINGS, CASH FLOW, OR ASSET VALUE. "SMALL-CAPITALIZATION COMPANIES" ARE THOSE WITH A MARKET CAPITALIZATION SUBSTANTIALLY SIMILAR TO THAT OF COMPANIES IN THE RUSSELL 2500-TM- INDEX AT THE TIME OF INVESTMENT. THE MANAGER LOOKS FOR COMPANIES WHOSE STOCK PRICES MAY BENEFIT FROM A CATALYST EVENT, SUCH AS A CORPORATE RESTRUCTURING; A NEW PRODUCT OR SERVICE; OR A CHANGE IN THE POLITICAL, ECONOMIC, OR SOCIAL ENVIRONMENT.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Despite rising oil prices, overall inflation remained under control and increased only modestly. This, coupled with relatively low interest rates, continued to power the domestic equity markets.

- Small-cap stocks finally began to show signs of life and edged out large-cap stocks for the year. Performance was also concentrated in two sectors: technology and energy.

- The bond market was under pressure. The 30-year Treasury bond yield rose from a low of 5.09% in January 1999 to 6.48% at the end of 1999.

- Speculative trading was considerable toward the end of the year, as evidenced by record price increases in first-day IPO trading and record high Nasdaq volume.

-------------------------------------------------------------------------------

*The Russell 2000-Registered Trademark- Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                      THE STRONG U.S. EMERGING GROWTH FUND
                      ------------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Thomas L. Press           /s/ Donald Longlet

Thomas L. Press               Donald Longlet
Portfolio Co-Manager          Portfolio Co-Manager

-------------------------------------------------------------------------------

As we complete the Fund's first year, we are happy to report such strong absolute and relative outperformance. A number of factors combined to produce these results. First, our philosophy and approach of owning companies that appear to have strong long-term growth potential in revenues and profitability paid off this year. Purchases within the initial public offering market also contributed to the Fund's returns during the year. The performance of growth-oriented indexes relative to indexes focused on value clearly showed that growth stocks, both large and small, substantially outperformed value-oriented stocks.

Second, our reliance on direct research gave us confidence to add to sectors on weakness during the year. For example, we were able to identify opportunities in such sectors as technology and business services while they were downtrodden--and before they experienced a dramatic rebound later in the year. While we recognize that technology stocks may not always consistently outperform other market sectors as is also the case with the initial public offering market, our performance during the year was strongly influenced by our overweight and general representation in the technology sector. It added tremendously to our returns.

Recently, we have followed a similar approach in the retailing and financial sectors, which have been relatively weak of late. We use independent research to find companies best positioned for a rebound as these sectors recover.

-------------------------------------------------------------------------------

 ...WE CONTINUE TO BE POSITIVE WITH REGARD TO THE SMALL-CAP GROWTH SECTOR OF THE STOCK MARKET.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund's performance for the year ended December 31, 1999 was very strong, with a return of 98.86%, compared with the Russell 2000-Registered Trademark-Growth Index's return of 43.09%.*

- Our overweightings in both the technology and telecommunications industries helped spur the Fund's outperformance. The Fund's stocks in the business services and specialty retail sectors also performed well.

- Our direct research approach paid off during the year as information we developed independently allowed us to effectively add to lower-priced positions and trim higher-priced positions.

-------------------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                 AS OF 12-31-99

                         Since Inception     98.86%
                           (on 12-31-98)
-------------------------------------------------------------------------------
[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 AS OF 12-31-99

         SECURITY                            % OF NET ASSETS
-------------------------------------------------------------------------------

         Cumulus Media, Inc. Class A                    3.3%

         Digital Lightwave, Inc.                        2.9%

         NOVA Corp.                                     2.7%

         Corporate Executive Board Co.                  2.5%

         Cytyc Corp.                                    2.4%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Looking forward, we continue to be positive with regard to the small-cap growth sector of the stock market. We feel that in the past year small-cap stocks hit the bottom of their underperformance relative to large-cap stocks, so we anticipate better relative performance in the future. Mutual fund flows that were very negative for small-cap growth funds in the first half of 1999 have turned very positive. We believe this is a further precursor to future outperformance.

The portfolio is diversified across several sectors, as we are focusing our research efforts on non-technology companies. One reason for moving in this direction is that we wouldn't be surprised to see technology have a short-term correction from its current levels, though we also believe the sector could then resume its long-term outperformance. We continue to hold approximately 5% of the portfolio in companies directly tied to the Internet. This area of the market continues to hold massive growth potential, yet its excessive valuations make it most vulnerable, in our estimation, to a correction. So we are watching it closely.

We thank you for investing in the Strong U.S. Emerging Growth Fund. We appreciate the confidence you've shown us so far and look forward to working with you in the years to come.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 12-31-98 TO 12-31-99

[GRAPH]

                                   Russell
          THE STRONG U.S.          2000-Registered Trademark-    Lipper Small-Cap
          EMERGING GROWTH FUND     Index*                        Growth Funds Index*
          --------------------     --------------------------    -------------------
12/98          10,000                       10,000                    10,000
 2/99          10,670                        9,312                     9,256
 4/99          11,590                       10,305                    10,053
 6/99          12,330                       10,928                    11,053
 8/99          12,180                       10,235                    10,860
10/99          14,430                       10,278                    11,910
12/99          19,886                       12,126                    16,117

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russsell 2000-Registered Trademark- Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG U.S. EMERGING GROWTH FUND SEEKS CAPITAL GROWTH BY INVESTING PRIMARILY IN STOCKS OF U.S. COMPANIES THAT THE FUND'S MANAGERS BELIEVE OFFER STRONG POTENTIAL FOR LONG-TERM GROWTH. ALTHOUGH THE FUND FOCUSES ON THE STOCKS OF SMALLER COMPANIES, IT MAY INVEST IN FIRMS OF ANY SIZE. THE FUND'S GOAL IS TO ACHIEVE SIGNIFICANT CAPITAL APPRECIATION OVER TIME BY INVESTING IN RAPIDLY GROWING, EMERGING COMPANIES THAT ARE POSITIONED TO BECOME LEADERS IN THEIR RESPECTIVE MARKETS.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- The market in 1999 continued to be very narrow, with relatively few stocks performing strongly. Areas that did well included the broad technology sector, particularly among Internet-related and telecommunications equipment stocks.

-  Areas of underperformance included financials and consumer staples.

- In spite of rising interest rates, markets continued to pull ahead, especially the Nasdaq. Additionally, growth investing substantially outperformed value investing across all capitalizations.

- Y2K issues, and the fears related to them, abated over the course of the year.

-------------------------------------------------------------------------------

*The Russell 2000-Registered Trademark- Growth Index is an unmanaged index generally representative of the U.S. market for small capitalization stocks. It contains securities that growth managers typically select from the Russell 2000-Registered Trademark- Index. The Russell 2000-Registered Trademark- Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Small-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                         December 31,1999
-------------------------------------------------------------------------------
                             STRONG ENTERPRISE FUND
-------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 97.5%
BANK - MONEY CENTER 0.8%
Bank of America Corporation                               31,000    $ 1,555,812
Citigroup, Inc.                                           54,700      3,039,269
                                                                    -----------
                                                                      4,595,081
BROKERAGE & INVESTMENT MANAGEMENT 1.9%
The Charles Schwab Corporation                           289,100     11,094,213

CHEMICAL - SPECIALTY 2.8%
Medical Manager Corporation (b)                          192,500     16,218,125

COMPUTER - PERIPHERAL EQUIPMENT 4.7%
Microchip Technology, Inc. (b)                            57,700      3,948,844
SanDisk Corporation (b)                                  237,400     22,849,750
                                                                    -----------
                                                                     26,798,594

COMPUTER SOFTWARE 15.2%
Check Point Software Technologies, Ltd. (b)               41,400      8,228,250
Citrix Systems, Inc. (b)                                  72,800      8,954,400
I2 Technologies, Inc. (b)                                 55,900     10,900,500
Intuit, Inc. (b)                                          38,300      2,295,606
New Era of Networks, Inc. (b)                            243,400     11,591,925
Oracle Systems Corporation (b)                           134,600     15,083,613
Parametric Technology Corporation (b)                    317,700      8,597,756
Rational Software Corporation (b)                        292,700     14,378,888
Synopsys, Inc. (b)                                        99,200      6,621,600
                                                                    -----------
                                                                     86,652,538

ELECTRONIC INSTRUMENTATION 0.6%
PE Corporation-PE Biosystems Group                        29,050      3,495,078

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 6.4%
ASM Lithography Holding NV (b)                            72,600      8,258,250
Applied Materials, Inc. (b)                               97,100     12,301,356
Credence Systems Corporation (b)                          40,500      3,503,250
PRI Automation, Inc. (b)                                 113,000      7,585,125
Teradyne, Inc. (b)                                        75,800      5,002,800
                                                                    -----------
                                                                     36,650,781

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 8.3%
Atmel Corporation (b)                                    602,600     17,814,363
LSI Logic Corporation (b)                                163,500     11,036,250
National Semiconductor Corporation (b)                   430,900     18,447,906
                                                                    -----------
                                                                     47,298,519

HEALTHCARE - BIOMEDICAL/GENETIC 3.7%
Cephalon, Inc. (b)                                       190,400      6,580,700
Human Genome Sciences, Inc. (b)                           48,800      7,448,100
Millennium Pharmaceuticals, Inc. (b)                      55,400      6,758,800
                                                                    -----------
                                                                     20,787,600

HEALTHCARE - INSTRUMENTATION 1.8%
Affymetrix, Inc. (b)                                      60,200     10,215,187

HEALTHCARE - PATIENT CARE 2.7%
Columbia/HCA Healthcare Corporation                      234,900      6,885,506
Tenet Healthcare Corporation (b)                         355,500      8,354,250
                                                                    -----------
                                                                     15,239,756

HEALTHCARE - PRODUCT 1.4%
Sepracor, Inc. (b)                                        81,800      8,113,538

INTERNET - E*COMMERCE 9.2%
Amazon.com, Inc. (b)                                      68,500      5,214,562
Critical Path, Inc. (b)                                   66,300      6,257,062
DoubleClick, Inc. (b)                                     82,400     20,852,350
eBay, Inc. (b)                                            22,900      2,866,794
Ticketmaster Online-CitySearch, Inc. Class B (b)         386,100     14,840,719
Webvan Group, Inc. (b)                                   146,500      2,417,250
                                                                    -----------
                                                                     52,448,737

INTERNET - INTERNET SERVICE PROVIDER/CONTENT 9.1%
CNET, Inc. (b)                                           144,600      8,206,050
USinternetworking, Inc. (b)                              313,650     21,916,294
Verio, Inc. (b)                                          184,700      8,530,831
VerticalNet, Inc. (b)                                     81,300     13,333,200
                                                                    -----------
                                                                     51,986,375

INTERNET - NETWORK SECURITY/SOLUTIONS 4.6%
Digital Island, Inc. (b)                                  68,900    $ 6,554,112
RSA Security, Inc. (b)                                   100,500      7,788,750
USWeb Corporation (b)                                    263,000     11,687,063
                                                                    -----------
                                                                     26,029,925

INTERNET - SOFTWARE 9.9%
BEA Systems, Inc. (b)                                     86,400      6,042,600
BroadVision, Inc. (b)                                     33,300      5,663,081
FreeMarkets, Inc. (b)                                     32,000     10,922,000
Healtheon Corporation (b)                                231,200      8,670,000
Phone.com, Inc. (b)                                       59,700      6,921,469
Vignette Corporation (b)                                 111,400     18,158,200
                                                                    -----------
                                                                     56,377,350

OIL WELL EQUIPMENT & SERVICE 1.8%
Cooper Cameron Corporation (b)                            98,800      4,835,025
Noble Drilling Corporation (b)                           171,300      5,610,075
                                                                    -----------
                                                                     10,445,100

TELECOMMUNICATION EQUIPMENT 8.7%
CIENA Corporation (b)                                    230,600     13,259,500
Comverse Technology, Inc. (b)                             23,350      3,379,912
Corning, Inc.                                             49,200      6,343,725
Digital Microwave Corporation (b)                        401,400      9,407,813
Ericsson (LM) Telephone Company ADR Class B               78,000      5,123,625
Nortel Networks Corporation                               78,400      7,918,400
Polycom, Inc. (b)                                         66,500      4,235,219
                                                                    -----------
                                                                     49,668,194

TELECOMMUNICATIONS - SERVICES 3.9%
AT&T Corporation                                         146,000      7,409,500
Global Crossing, Ltd. (b)                                145,700      7,285,000
Qwest Communications International, Inc. (b)             179,000      7,697,000
                                                                    -----------
                                                                     22,391,500

-------------------------------------------------------------------------------
Total Common Stocks (Cost $363,855,943)                             556,506,191
-------------------------------------------------------------------------------

OPTIONS 0.0%
TELECOMMUNICATION SERVICE
AT&T Corporation Call Options
  (Strike price is $50. Expiration date is 1/21/00)       94,000        232,062

-------------------------------------------------------------------------------
Total Options (Cost $905,743)                                           232,062
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 4.0%
COMMERCIAL PAPER 0.4%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%               $ 1,924,500      1,924,500
Warner Lambert Company, 6.08%                                100            100
                                                                    -----------
                                                                      1,924,600
REPURCHASE AGREEMENTS 3.6%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds
  $20,704,744); Collateralized by:
  U.S. Government Agency Issues (c)                   20,700,000     20,700,000

-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $22,624,600)                      22,624,600
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $387,386,286) 101.5%          579,362,853
Other Assets and Liabilities, Net (1.5%)                             (8,700,466)
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $570,662,387
===============================================================================


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                         Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                      --      $     --
Options written during the year                               30        57,096
Options closed                                               (30)      (57,096)
Options expired                                               --            --
Options exercised                                             --            --
                                                            ----      --------
Options outstanding at end of year                            --      $     --
                                                            ====      ========

Closed options resulted in a capital gain of $20,256.

-------------------------------------------------------------------------------
                              STRONG GROWTH 20 FUND
-------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 94.4%
BANK - REGIONAL 2.9%
Silicon Valley Bancshares (b)                            275,000   $ 13,612,500

COMPUTER SOFTWARE 14.2%
Cisco Systems, Inc. (b)                                  310,000     33,208,750
Parametric Technology Corporation (b)                    270,000      7,306,875
Veritas Software Corporation (b)                         180,000     25,762,500
                                                                   ------------
                                                                     66,278,125

ELECTRONIC INSTRUMENTATION 2.8%
PE Corporation-PE Biosystems Group                       110,000     13,234,375

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 3.0%
Applied Micro Circuits Corporation (b)                   110,000     13,997,500

HEALTHCARE - BIOMEDICAL/GENETIC 4.3%
Medimmune, Inc. (b)                                      120,000     19,905,000

INTERNET - E*COMMERCE 2.7%
DoubleClick, Inc. (b)                                     50,000     12,653,125

INTERNET - NETWORK SECURITY/SOLUTIONS 10.8%
Juniper Networks, Inc. (b)                                50,000     17,000,000
VeriSign, Inc. (b) (f)                                   175,000     33,414,063
                                                                   ------------
                                                                     50,414,063

INTERNET - SOFTWARE 15.3%
BroadVision, Inc. (b)                                     85,900     14,608,369
FreeMarkets, Inc. (b)                                     65,200     22,253,575
Portal Software, Inc. (b)                                 50,000      5,143,750
Vignette Corporation (b)                                 180,000     29,340,000
                                                                   ------------
                                                                     71,345,694

OIL WELL EQUIPMENT & SERVICE 2.4%
BJ Services Company (b)                                  270,000     11,289,375

RETAIL - DEPARTMENT STORE 2.5%
Kohl's Corporation (b)                                   160,000     11,550,000

RETAIL - SPECIALTY 6.1%
The Home Depot, Inc.                                     412,500     28,282,031

TELECOMMUNICATION EQUIPMENT 24.2%
E-Tek Dynamics, Inc. (b)                                 160,000     21,540,000
JDS Uniphase Corporation (b)                             260,000     41,941,250
Nokia Corporation Sponsored ADR                           70,000     13,300,000
Qualcomm, Inc. (b)                                       100,000     17,625,000
Sycamore Networks, Inc. (b)                               60,000     18,480,000
                                                                   ------------
                                                                    112,886,250

TELEPHONE 3.2%
Broadwing, Inc.                                          400,000     14,750,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $250,708,914)                             440,198,038
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.8%
COMMERCIAL PAPER 0.2%
INTEREST BEARING, DUE UPON DEMAND
Warner Lambert Company, 6.08%                        $   840,500        840,500

REPURCHASE AGREEMENTS 5.6%
Barclays Capital, Inc. (Dated 12/31/99), 2.85%,
  Due 1/03/00 (Repurchase proceeds $26,106,199);
  Collateralized by: United States
  Treasury Bonds (c) (f)                              26,100,000     26,100,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $26,940,500)                      26,940,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $277,649,414) 100.2%          467,138,538
Other Assets and Liabilities, Net (0.2%)                               (693,161)
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $466,445,377
===============================================================================


FUTURES
-------------------------------------------------------------------------------
                                                     Underlying
                                         Expiration  Face Amount     Unrealized
                                            Date      at Value      Appreciation
-------------------------------------------------------------------------------
Sold:
  85 NASDAQ 100 Index                       3/00     $31,910,700        $27,319


WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                         Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year                      --    $        --
Options written during the year                            6,040     12,809,287
Options closed                                            (6,040)   (12,809,287)
Options expired                                               --             --
Options exercised                                             --             --
                                                          ------    -----------
Options outstanding at end of year                            --    $        --
                                                          ======    ===========

Closed options resulted in a capital loss of $6,532,367.

-------------------------------------------------------------------------------
                           STRONG SMALL CAP VALUE FUND
-------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 97.2%
AIRLINE 1.0%
Linea Aerea Nacional Chile SA Sponsored ADR               60,000      $ 453,750

AUTO & TRUCK PARTS 4.5%
Dura Automotive Systems, Inc. (b)                         28,000        488,250
Jason, Inc. (b)                                          147,000      1,065,750
Tower Automotive, Inc. (b)                                30,000        463,125
                                                                      ---------
                                                                      2,017,125

CHEMICAL - SPECIALTY 1.0%
Minerals Technologies, Inc.                               11,000        440,687

COMMERCIAL SERVICE 3.3%
ABM Industries, Inc.                                      11,100        226,163
R.H. Donnelley Corporation                                36,000        679,500
SCB Computer Technology, Inc. (b)                         25,000         78,125
Wackenhut Corrections Corporation (b)                     43,500        508,406
                                                                      ---------
                                                                      1,492,194

COMPUTER - PERIPHERAL EQUIPMENT 2.0%
Iomega Corporation (b)                                   195,000        658,125
Splash Technology Holdings, Inc. (b) (e)                  29,000        255,563
                                                                      ---------
                                                                        913,688

COMPUTER SERVICE 0.5%
Computer Outsourcing Services, Inc. (b)                    8,500        214,625

COMPUTER SOFTWARE 15.8%
Epicor Software Corporation (b)                          120,000        607,500
Evans & Sutherland Computer Corporation (b)               38,000        434,625
Inprise Corporation (b) (e)                              100,000      1,106,250
JDA Software Group, Inc. (b) (e)                          35,000        573,125
Optika, Inc. (b)                                         284,000      3,958,250
Ross Systems, Inc. (b)                                   144,000        477,000
                                                                      ---------
                                                                      7,156,750

COMPUTER SYSTEMS 1.0%
Corsair Communications, Inc. (b)                          57,000        463,125

DIVERSIFIED OPERATIONS 0.5%
Tenneco Automotive, Inc.                                  21,000        195,562

ELECTRICAL EQUIPMENT 0.5%
Encore Wire Corporation (b)                               30,000        228,750


                                                                              11

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              December 31,1999
-------------------------------------------------------------------------------
                     STRONG SMALL CAP VALUE FUND (continued)
-------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTATION 2.3%
IFR Systems, Inc. (b)                                     30,000    $   301,875
Varian Medical Systems, Inc. (b) (e)                      25,000        745,313
                                                                    -----------
                                                                      1,047,188

ELECTRONIC PRODUCTS - MISCELLANEOUS 3.5%
Coherent, Inc. (b)                                        45,000      1,203,750
Rofin-Sinar Technologies, Inc. (b)                        55,000        391,875
                                                                    -----------
                                                                      1,595,625

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 1.8%
Silicon Valley Group, Inc. (b)                            45,200        802,300

ENGINEERING & CONSTRUCTION 2.0%
Chicago Bridge & Iron Company NV                          67,500        928,125

FINANCE - MISCELLANEOUS 1.4%
Creditrust Corporation (b)                                85,000        653,437

HEALTHCARE - DRUG/DIVERSIFIED 2.5%
Biovail Corporation International (b) (e)                 12,000      1,125,000

HEALTHCARE - INSTRUMENTATION 0.5%
Protocol Systems, Inc. (b)                                24,600        221,400

HEALTHCARE - PATIENT CARE 1.3%
Kendle International, Inc. (b)                            17,500        172,813
Total Renal Care Holdings, Inc. (b)                       60,000        401,250
                                                                    -----------
                                                                        574,063

HEALTHCARE - PRODUCT 2.6%
Allied Healthcare Products, Inc. (b)                       3,300          7,837
Pall Corporation                                          55,000      1,185,938
                                                                    -----------
                                                                      1,193,775

HOUSEHOLD APPLIANCES & FURNISHINGS 0.1%
Sensory Science Corporation (b)                           20,000         35,000

HOUSING 2.5%
Newmark Homes Corporation (b)                            187,200      1,123,200

MACHINERY - MISCELLANEOUS 2.0%
Global Industrial Technologies, Inc. (b)                  40,000        515,000
Tennant Company                                           12,000        393,000
                                                                    -----------
                                                                        908,000

MACHINERY - TRANSPORTATION EQUIPMENT & PARTS 0.6%
Detroit Diesel Corporation                                15,000        287,812

METAL PRODUCTS & FABRICATION 0.4%
Webco Industries, Inc. (b)                                56,600        198,100

METALS & MINING 0.4%
U.S. Concrete, Inc. (b)                                   30,600        183,600

OFFICE AUTOMATION 1.3%
In Focus Systems, Inc. (b)                                25,000        579,687

OIL - NORTH AMERICAN EXPLORATION & PRODUCTION 7.1%
Greka Energy Corporation (b)                              17,100        158,175
The Meridian Resource Corporation (b)                    135,000        413,438
Patina Oil & Gas Corporation                             195,000      1,681,875
Range Resources Corporation                              120,000        382,500
Stone Energy Corporation (b)                               9,000        320,625
Titan Exploration, Inc. (b)                               50,000        271,875
                                                                    -----------
                                                                      3,228,488

OIL WELL EQUIPMENT & SERVICE 9.1%
ENSCO International, Inc.                                 10,000        228,750
Global Industries, Ltd. (b)                               11,000         94,875
Key Energy Services, Inc. (b)                            110,000        570,625
Marine Drilling Companies, Inc. (b) (e)                   20,000        448,750
Matrix Service Company (b)                               228,500      1,042,531
Oceaneering International, Inc. (b) (e)                   25,000        373,438
Petroleum Helicopters, Inc.                               25,600        249,600
Pride International, Inc. (b)                             50,000    $   731,250
R&B Falcon Corporation (b)                                30,000        397,500
                                                                    -----------
                                                                      4,137,319

PERSONAL & COMMERCIAL LENDING 2.9%
World Acceptance Corporation (b)                         268,500      1,292,155

POLLUTION CONTROL 1.5%
Newpark Resources, Inc. (b)                               11,000         67,375
Strategic Diagnostics, Inc. (b)                           92,000        603,750
                                                                    -----------
                                                                        671,125

PRECIOUS METAL/GEM/STONE 2.1%
Apex Siver Mines, Ltd. (b)                                35,000        417,813
Glamis Gold, Ltd. (b)                                    286,400        519,100
                                                                    -----------
                                                                        936,913

RETAIL - DEPARTMENT STORE 2.2%
Shopko Stores, Inc. (b)                                   44,000      1,012,000

RETAIL - RESTAURANT 0.5%
Sizzler International, Inc. (b)                           89,500        223,750

RETAIL - SPECIALTY 9.0%
Barbeques Galore, Ltd. Sponsored ADR (b) (d)             263,000      2,038,250
Barnett, Inc. (b)                                         40,000        415,000
Boise Cascade Office Products Corporation (b)             25,000        375,000
First Cash Financial Services, Inc. (b)                   25,000        206,250
Heilig-Meyers Company                                     25,000         68,750
Rush Enterprises, Inc. (b)                                15,000        217,500
Sharper Image Corporation (b)                             27,000        342,563
TBC Corporation (b)                                       68,400        427,500
                                                                    -----------
                                                                      4,090,813

STEEL 4.2%
Bethlehem Steel Corporation (b)                           87,000        728,625
LTV Corporation                                          125,000        515,625
Roanoke Electric Steel Corporation                        15,000        243,750
WHX Corporation (b) (e)                                   45,000        405,000
                                                                    -----------
                                                                      1,893,000

TELECOMMUNICATION EQUIPMENT 1.0%
Glenayre Technologies, Inc. (b)                           39,000        441,187

TELEPHONE 1.3%
Citizens Utilities Company Class B (b)                    41,000        581,688

TRUCKING 1.0%
Covenant Transport, Inc. Class A (b)                      25,000        434,375
-------------------------------------------------------------------------------
Total Common Stocks (Cost $37,269,577)                               43,975,381
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 5.1%
COMMERCIAL PAPER 2.9%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                $  867,800        867,800
Warner Lambert Company, 6.08%                            440,700        440,700
                                                                    -----------
                                                                      1,308,500

REPURCHASE AGREEMENTS 2.2%
Barclays Capital, Inc. (Dated 12/31/99), 2.85%,
  Due 1/03/00 (Repurchase proceeds $1,000,238);
  Collateralized by: United States
  Treasury Bonds (c)                                   1,000,000      1,000,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,308,500)                        2,308,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $39,578,077) 102.3%            46,283,881
Other Assets and Liabilities, Net (2.3%)                             (1,050,396)
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $45,233,485
===============================================================================


12


-------------------------------------------------------------------------------
                     STRONG SMALL CAP VALUE FUND (continued)
-------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                         Contracts   Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of year                   1,355    $   168,822
Options written during the year                            9,275      2,001,479
Options closed                                            (8,269)    (1,625,404)
Options expired                                             (925)      (143,532)
Options exercised                                           (111)       (14,979)
                                                           -----    -----------
Options outstanding at end of year                         1,325    $   386,386
                                                           =====    ===========

Closed, exercised, and expired options resulted in a capital loss of $40,068.


WRITTEN OPTIONS DETAIL
-------------------------------------------------------------------------------
                                                       Contracts
                                                      (100 shares       Value
                                                     per contract)    (Note 2)
-------------------------------------------------------------------------------
Biovail Corporation International
Calls: (Strike Price is $85.00. Expiration
date is 2/18/00. Premium Received $46,378.)                40         ($ 46,500)
Calls: (Strike Price is $90.00. Expiration
date is 2/18/00. Premium Received $16,439.)                20           (16,500)

Inprise Corporation
Puts: (Strike Price is $10.00. Expiration
date is 2/18/00. Premium Received $39,398.)               200           (37,500)
Puts: (Strike Price is $12.50. Expiration
date is 2/18/00. Premium Received $14,224.)                50           (17,188)

JDA Software Group, Inc.
Calls: (Strike Price is $12.50. Expiration
date is 4/21/00. Premium Received $60,948.)               100           (52,500)
Calls: (Strike Price is $15.00. Expiration
date is 4/21/00. Premium Received $70,798.)               150           (58,125)
Calls: (Strike Price is $17.50. Expiration
date is 4/21/00. Premium Received $33,449.)               100           (26,875)

Marine Drilling Companies, Inc.
Calls: (Strike Price is $22.50. Expiration
date is 2/18/00. Premium Received $8,600.)                 50            (9,219)

Oceaneering International, Inc.
Calls: (Strike Price is $17.50. Expiration
date is 1/21/00. Premium Received $7,037.)                 50              (937)
Calls: (Strike Price is $20.00. Expiration
date is 1/21/00. Premium Received $23,212.)                75              (937)

Splash Technology Holdings, Inc.
Calls: (Strike Price is $10.00. Expiration
date is 1/21/00. Premium Received $31,806.)               210           (13,125)
Calls: (Strike Price is $12.50. Expiration
date is 1/21/00. Premium Received $8,760.)                 80            (2,000)

Varian Medical Systems, Inc.
Calls: (Strike Price is $30.00. Expiration
date is 2/18/00. Premium Received $7,975.)                50             (8,438)

WHX Corporation
Calls: (Strike Price is $10.00. Expiration
date is 1/21/00. Premium Received $17,362.)              150             (3,750)
                                                       -----           --------
                                                       1,325          ($293,594)
                                                       =====           ========

-------------------------------------------------------------------------------
                        STRONG U.S. EMERGING GROWTH FUND
-------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 93.4%
COMMERCIAL SERVICE 12.9%
Copart, Inc. (b)                                          16,600     $  722,100
Corporate Executive Board Company (b)                     16,300        910,763
Diamond Technology Partners, Inc. (b)                      8,700        747,656
FactSet Research Systems, Inc.                            10,350        824,119
Hall, Kinion & Associates, Inc. (b)                       30,500        655,750
Macrovision Corporation (b)                                6,100        451,400
NCO Group, Inc. (b)                                       12,000        361,500
                                                                     ----------
                                                                      4,673,288

COMPUTER - MANUFACTURERS 2.9%
Digital Lightwave, Inc. (b)                               16,600      1,062,400

COMPUTER SERVICE 1.6%
Zamba Corporation (b)                                     33,200        576,850

COMPUTER SOFTWARE 21.9%
Advent Software, Inc. (b)                                  7,800        502,612
Ancor Communications, Inc. (b)                             4,700        319,013
Aspect Development, Inc. (b)                              11,300        774,050
BindView Development Corporation (b)                      15,100        750,281
Clarus Corporation (b)                                     9,100        600,600
Documentum, Inc. (b)                                      13,700        820,287
Emulex Corporation (b)                                     3,600        405,000
Exchange Applications, Inc. (b)                            9,200        514,050
Extreme Networks, Inc. (b)                                 4,900        409,150
HNC Software, Inc. (b)                                     3,900        412,425
Immersion Corporation (b)                                  9,500        364,563
IntraNet Solutions, Inc. (b)                              19,900        736,300
Mercury Interactive Corporation (b)                        3,200        345,400
Peregrine Systems, Inc. (b)                                4,200        347,025
Project Software & Development, Inc. (b)                  11,600        643,800
                                                                     ----------
                                                                      7,944,556

ELECTRONIC INSTRUMENTATION 2.0%
Newport Corporation                                       15,900        727,425

ELECTRONIC PRODUCTS - MISCELLANEOUS 1.2%
Proxim, Inc. (b)                                           4,000        440,000

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 4.3%
Anadigics, Inc. (b)                                        8,700        410,531
Semtech Corporation (b)                                    7,700        401,363
Transwitch Corporation (b)                                10,000        725,625
                                                                     ----------
                                                                      1,537,519

FINANCE - MISCELLANEOUS 2.8%
NOVA Corporation (b)                                      31,400        991,063

HEALTHCARE - BIOMEDICAL/GENETIC 0.9%
Neurocrine Biosciences, Inc. (b)                          13,500        334,125

HEALTHCARE - DRUG/DIVERSIFIED 3.4%
CIMA Labs, Inc. (b)                                       25,800        337,012
DUSA Pharmaceuticals, Inc. (b)                            12,500        356,250
Pharmacyclics, Inc. (b)                                   13,300        548,625
                                                                     ----------
                                                                      1,241,887

HEALTHCARE - INSTRUMENTATION 2.0%
ArthroCare Corporation (b)                                 6,700        408,700
Novoste Corporation (b)                                   20,100        331,650
                                                                     ----------
                                                                        740,350

HEALTHCARE - PRODUCT 2.4%
Cytyc Corporation (b)                                     14,400        879,300

INTERNET - INTERNET SERVICE PROVIDER/CONTENT 3.7%
Alloy Online, Inc. (b)                                    32,000        504,000
Network Access Solutions Corporation (b)                  25,200        831,600
                                                                     ----------
                                                                      1,335,600


                                                                              13


SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              December 31,1999
--------------------------------------------------------------------------------
                  STRONG U.S. EMERGING GROWTH FUND (continued)
--------------------------------------------------------------------------------
                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
INTERNET - NETWORK SECURITY/SOLUTIONS 3.9%
Digex, Inc. (b)                                            5,000    $   343,750
Keynote Systems, Inc. (b)                                  4,900        361,375
Viant Corporation (b)                                      7,100        702,900
                                                                    -----------
                                                                      1,408,025

INTERNET - SOFTWARE 5.0%
Art Technology Group, Inc. (b)                             5,100        653,438
Proxicom, Inc. (b)                                         6,300        783,169
Telemate.Net Software, Inc. (b)                           21,900        355,875
                                                                    -----------
                                                                      1,792,482

MEDIA - RADIO/TV 3.3%
Cumulus Media, Inc. Class A (b)                           23,400      1,187,550

OIL WELL EQUIPMENT & SERVICE 2.4%
Dril-Quip, Inc. (b)                                       17,200        522,450
Hanover Compressor Company (b)                             9,400        354,850
                                                                    -----------
                                                                        877,300

RETAIL - FOOD CHAIN 1.4%
Wild Oats Markets, Inc. (b)                               22,700        503,656

RETAIL - RESTAURANT 2.8%
Buca, Inc. (b)                                            52,300        536,075
P.F. Chang's China Bistro, Inc. (b)                       18,500        460,188
                                                                    -----------
                                                                        996,263

RETAIL - SPECIALTY 5.4%
Cost Plus, Inc. (b)                                       20,700        737,437
Hibbett Sporting Goods, Inc. (b)                          23,900        406,300
Pacific Sunwear of California (b)                         24,350        783,766
Tweeter Home Entertainment Group, Inc. (b)                 1,000         35,500
                                                                    -----------
                                                                      1,963,003

TELECOMMUNICATION EQUIPMENT 3.9%
Advanced Fibre Communications, Inc. (b)                   16,900        755,219
Carrier Access Corporation (b)                             5,000        336,562
Harmonic, Inc. (b)                                         3,500        332,281
                                                                    -----------
                                                                      1,424,062

TRANSPORTATION SERVICE 1.5%
C.H. Robinson Worldwide, Inc.                             13,600        540,600

TRUCKING 1.8%
Forward Air Corporation (b)                               15,100        654,962

-------------------------------------------------------------------------------
Total Common Stocks (Cost $23,693,099)                               33,832,266
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.8%
COMMERCIAL PAPER 2.3%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10%                $  463,000        463,000
Warner Lambert Company, 6.08%                            369,500        369,500
Wisconsin Electric Power Company, 6.04%                      100            100
                                                                    -----------
                                                                        832,600

REPURCHASE AGREEMENTS 5.5%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds
  $2,000,458); Collateralized by:
  U.S. Government & Agency Issues (c)                  2,000,000      2,000,000
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,832,600)                        2,832,600
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $26,525,699) 101.2%            36,664,866
Other Assets and Liabilities, Net (1.2%)                               (434,270)
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                   $36,230,596
===============================================================================

-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------
(a)Short-term investments include any security which has a remaining maturity of less than one year.
(b)Non-income producing security.
(c)See Note 2(I) of Notes to Financial Statements.
(d)Affiliated Issuer. (See Note 7 of Notes to Financial Statements.)
(e)All or a portion of these securities are held in conjunction with open written option contracts.
(f)All or a portion of security pledged to cover margin requirements for futures contracts.


Percentages are stated as a percent of net assets.






14

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1999

                                                                             (In Thousands, Except Per Share Amounts)


                                                                      STRONG        STRONG       STRONG SMALL     STRONG U.S.
                                                                    ENTERPRISE     GROWTH 20      CAP VALUE        EMERGING
                                                                       FUND          FUND            FUND         GROWTH FUND
                                                                    ----------     ---------     ------------     -----------
ASSETS:
   Investments in Securities, at Value
      Unaffiliated Issuers (Cost of $387,386, $277,649,
      $38,175 and $26,526, respectively)                             $579,363       $467,139       $44,246          $36,665
      Affiliated Issuers (Cost of $0, $0, $1,403 and $0,
      respectively)                                                        --             --         2,038               --
   Receivable for Securities Sold                                          --             --           349              850
   Receivable for Fund Shares Sold                                      1,911            567            50              523
   Dividends and Interest Receivable                                       50             73            10                4
   Other Assets                                                             1             33            12                4
                                                                     --------       --------       -------          -------
   Total Assets                                                       581,325        467,812        46,705           38,046

LIABILITIES:
   Payable for Securities Purchased                                     9,900          1,182         1,155            1,803
   Written Options, at Value (Premiums Received
      of $0, $0, $386 and $0, respectively)                                --             --           294               --
   Payable for Fund Shares Redeemed                                       664            105            --               --
   Accrued Operating Expenses and Other Liabilities                        99             80            23               12
                                                                     --------       --------       -------          -------
   Total Liabilities                                                   10,663          1,367         1,472            1,815
                                                                     --------       --------       -------          -------
NET ASSETS                                                           $570,662       $466,445       $45,233          $36,231
                                                                     ========       ========       =======          =======

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                     $370,659       $266,554       $38,806          $23,833
   Accumulated Net Realized Gain (Loss)                                 8,026         10,374          (371)           2,259
   Net Unrealized Appreciation                                        191,977        189,517         6,798           10,139
                                                                     --------       --------       -------          -------
   Net Assets                                                        $570,662       $466,445       $45,233          $36,231
                                                                     ========       ========       =======          =======

Capital Shares Outstanding (Unlimited Number Authorized)               13,836         15,230         3,329            1,849

NET ASSET VALUE PER SHARE                                              $41.24         $30.63        $13.59           $19.59
                                                                       ======         ======        ======           ======

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1999

                                                                                         (In Thousands)


                                                                      STRONG         STRONG      STRONG SMALL      STRONG U.S.
                                                                    ENTERPRISE     GROWTH 20      CAP VALUE         EMERGING
                                                                       FUND           FUND           FUND          GROWTH FUND
                                                                    ----------     ---------     ------------     -----------
INCOME:
   Dividends (net of foreign withholding taxes of $0, $0, $4 and
      $0, respectively)                                             $     110      $     309     $     130        $       4
   Interest                                                               435          1,156            66               38
                                                                     --------       --------       -------          -------
   Total Income                                                           545          1,465           196               42

EXPENSES:
   Investment Advisory Fees                                             1,292          1,999           282              138
   Custodian Fees                                                          16             16            20               17
   Shareholder Servicing Costs                                            283            496           112               35
   Reports to Shareholders                                                 51            100            20               16
   Federal and State Registration Fees                                    122             86            20               40
   Other                                                                   17             26            13               14
                                                                     --------       --------       -------          -------
   Total Expenses before Waivers and Absorptions                        1,781          2,723           467              260
   Involuntary Expense Waivers and Absorptions by Advisor                  --             --            --              (13)
                                                                     --------       --------       -------          -------
   Expenses, Net                                                        1,781          2,723           467              247
                                                                     --------       --------       -------          -------
NET INVESTMENT LOSS                                                    (1,236)        (1,258)         (271)            (205)

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
      Investments                                                      17,819         31,552          (149)           2,978
      Futures Contracts and Options                                      (269)        (6,627)          (40)             (25)
                                                                     --------       --------       -------          -------
      Net Realized Gain (Loss)                                         17,550         24,925          (189)           2,953
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                     191,007        172,702         7,952           10,139
      Futures Contracts and Options                                      (674)            27           143               --
                                                                     --------       --------       -------          -------
      Net Change in Unrealized Appreciation/Depreciation              190,333        172,729         8,095           10,139
                                                                     --------       --------       -------          -------
NET GAIN ON INVESTMENTS                                               207,883        197,654         7,906          13,092
                                                                     --------       --------       -------          -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $206,647       $196,396        $7,635          $12,887
                                                                     ========       ========        ======          =======

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                                       (In Thousands)


                                                                 STRONG ENTERPRISE FUND                STRONG GROWTH 20 FUND
                                                            --------------------------------      -------------------------------
                                                             Year Ended         Year Ended         Year Ended        Year Ended
                                                            Dec. 31, 1999      Dec. 31, 1998      Dec. 31, 1999     Dec. 31, 1998
                                                            -------------      -------------      -------------     -------------
                                                                                 (Note 1)
OPERATIONS:
   Net Investment Loss                                      ($   1,236)         ($    10)           ($  1,258)        ($   355)
   Net Realized Gain                                            17,550               336               24,925            6,240
   Net Change in Unrealized Appreciation/Depreciation          190,333             1,643              172,729           13,211
                                                              --------           -------             --------          -------
   Net Increase in Net Assets Resulting from Operations        206,647             1,969              196,396           19,096

DISTRIBUTIONS:
   In Excess of Net Investment Income                               --                --                   --               (1)
   From Net Realized Gains                                      (8,611)               (2)             (15,912)              --
                                                              --------           -------             --------          -------
   Total Distributions                                          (8,611)               (2)             (15,912)              (1)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                   514,395            10,984              300,227           39,531
   Proceeds from Reinvestment of Distributions                   8,328                 2               15,379                1
   Payment for Shares Redeemed                                (161,241)           (1,809)            (100,850)         (47,100)
                                                              --------           -------             --------          -------

   Net Increase (Decrease) in Net Assets from Capital
     Share Transactions                                        361,482             9,177              214,756           (7,568)
                                                              --------           -------             --------          -------
TOTAL INCREASE IN NET ASSETS                                   559,518            11,144              395,240           11,527

NET ASSETS:
   Beginning of Year                                            11,144                --               71,205           59,678
                                                              --------           -------             --------          -------
   End of Year                                                $570,662           $11,144             $466,445          $71,205
                                                              ========           =======             ========          =======

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                         18,672               897               15,079            3,204
   Issued in Reinvestment of Distributions                         216                --                  585               --
   Redeemed                                                     (5,807)             (141)              (5,047)          (3,869)
                                                                ------              ----               ------           ------
   Net Increase (Decrease) in Shares of the Fund                13,081               756               10,617             (665)
                                                                ======              ====               ======           ======

                       See Notes to Financial Statements.

-----------------------------------------------------------------------------

                                                                                          (In Thousands)


                                                                     STRONG SMALL CAP VALUE FUND    STRONG U.S. EMERGING GROWTH FUND
                                                                   ------------------------------   --------------------------------
                                                                    Year Ended       Year Ended               Year Ended
                                                                   Dec. 31, 1999    Dec. 31, 1998            Dec. 31, 1999
                                                                   -------------    -------------            -------------
OPERATIONS:
   Net Investment Loss                                               ($   271)       ($   169)                 ($   205)
   Net Realized Gain (Loss)                                              (189)           (188)                    2,953
   Net Change in Unrealized Appreciation/Depreciation                   8,095          (1,297)                   10,139
                                                                      -------         -------                   -------
   Net Increase (Decrease) in Net Assets Resulting from
    Operations                                                          7,635          (1,654)                   12,887

DISTRIBUTIONS FROM NET REALIZED GAINS                                      --              --                      (489)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                           42,855          60,317                    35,397
   Proceeds from Reinvestment of Distributions                             --              --                       479
   Payment for Shares Redeemed                                        (29,395)        (34,525)                  (12,043)
                                                                      -------         -------                   -------
   Net Increase in Net Assets from Capital Share Transactions          13,460          25,792                    23,833
                                                                      -------         -------                   -------

TOTAL INCREASE IN NET ASSETS                                           21,095          24,138                    36,231
NET ASSETS:
   Beginning of Year                                                   24,138              --                        --
                                                                      -------         -------                   -------
   End of Year                                                        $45,233         $24,138                   $36,231
                                                                      =======         =======                   =======

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                 3,682           5,453                     2,765
   Issued in Reinvestment of Distributions                                 --              --                        25
   Redeemed                                                            (2,629)         (3,177)                     (941)
                                                                        -----           -----                     -----
   Net Increase in Shares of the Fund                                   1,053           2,276                     1,849
                                                                        =====           =====                     =====

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1999


1.   ORGANIZATION

     The accompanying financial statements represent the Strong Aggressive Growth Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     - Strong Enterprise Fund
     - Strong Growth 20 Fund
     - Strong Small Cap Value Fund
     - Strong U.S. Emerging Growth Fund

     Each of the above funds is a series of Strong Equity Funds, Inc., a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The inception date for Strong Enterprise Fund is September 30, 1998. Strong U.S. Emerging Growth Fund commenced operations on January 4, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) SECURITY VALUATION -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at December 31, 1999.

     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) CERTAIN INVESTMENT RISKS -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

     (E) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
December 31, 1999

     (F) OPTIONS -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) FOREIGN CURRENCY TRANSLATION -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) REPURCHASE AGREEMENTS -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3.   RELATED PARTY TRANSACTIONS

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on annualized rates of 1.00% of the average daily net assets of the Funds. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.
     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 1999, is as follows:

                                                                     Shareholder
                                             Payable to            Servicing and                                 Unaffiliated
                                             Advisor at            Other Expenses           Transfer Agency       Directors'
                                          December 31, 1999        Paid to Advisor          Banking charges          Fees
                                         -------------------      -----------------        -----------------    --------------
     STRONG ENTERPRISE FUND                  $15,658                 $283,523                  $4,349               $1,500
     STRONG GROWTH 20 FUND                    15,926                  498,109                   4,279                1,500
     STRONG SMALL CAP VALUE FUND              12,342                  112,837                     346                1,500
     STRONG U.S. EMERGING GROWTH FUND          1,390                   34,827                   2,303                1,500

--------------------------------------------------------------------------------


4.   LINE OF CREDIT

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 1999, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities, other than government securities, during the year ended December 31, 1999, were as follows:

                                                                               Purchases             Sales
                                                                             ------------        ------------
        STRONG ENTERPRISE FUND                                               $567,457,789        $230,329,462
        STRONG GROWTH 20 FUND                                                 964,512,491         791,125,739
        STRONG SMALL CAP VALUE FUND                                            38,750,063          26,548,182
        STRONG U.S. EMERGING GROWTH FUND                                       61,212,817          40,498,020

     There were no purchases or sales of long-term government securities during the year ended December 31, 1999.

6.   INCOME TAX INFORMATION

     At December 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2006) for federal income tax purposes were as follows:

                                          Federal Tax      Unrealized      Unrealized                           Net Capital Loss
                                             Cost         Appreciation    Depreciation      Net Appreciation       Carryovers
                                         -------------    ------------    ------------      ----------------    ----------------
        STRONG ENTERPRISE FUND            $390,610,478    $199,394,507     $10,642,132       $188,752,375           $     --
        STRONG GROWTH 20 FUND              281,669,900     187,058,965       1,590,327        185,468,638                 --
        STRONG SMALL CAP VALUE FUND         39,776,078      10,084,894       3,577,091          6,507,803             54,321
        STRONG U.S. EMERGING GROWTH FUND    26,768,804      10,368,886         472,824          9,896,062                 --

     During the year ended December 31, 1999, the Funds paid capital gains distributions (taxable as long term capital gains at 20%) to shareholders as follows (unaudited): Strong Enterprise Fund $222,717, Strong Growth 20 Fund $621,489, Strong Small Cap Value Fund $0, and Strong U.S. Emerging Growth Fund $0. The Strong Small Cap Value Fund utilized $77,183 of its capital loss carryovers during the year ended December 31, 1999.

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction are as follows (unaudited):
     Strong Enterprise Fund 0.0%, Strong Growth 20 Fund 0.0%, Strong Small Cap Value Fund 0.0%, and Strong U.S. Emerging Growth Fund 0.0%.

7.   INVESTMENTS IN AFFILIATES

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 1999 is as follows:

                                    Balance of                                 Balance of               Dividend/Interest
                                      Shares          Gross      Gross Sales     Shares         Value         Income       Realized
                                       Held         Purchases        and          Held         Dec. 31,  Jan. 1 - Dec. 31,   Loss
                                   Jan. 1, 1999   and Additions  Reductions   Dec. 31, 1999     1999           1999         on Sale
                                  --------------  -------------  ----------  ---------------  ---------  ----------------  ---------
     STRONG SMALL CAP VALUE FUND
     ---------------------------
     Barbeques Galore, Ltd.           193,000         95,000       (25,000)      263,000      $2,038,250       --           $41,754

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG ENTERPRISE FUND
--------------------------------------------------------------------------------

                                                               Year Ended
                                                         ---------------------
                                                           Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                   1999     1998(b)
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $14.74    $10.00
Income From Investment Operations:
   Net Investment Loss                                       (0.09)    (0.01)
   Net Realized and Unrealized Gains on Investments          27.43      4.75
---------------------------------------------------------------------------------
   Total from Investment Operations                          27.34      4.74
Less Distributions:
   From Net Investment Income                                   --        --
   From Net Realized Gains                                   (0.84)    (0.00) (c)
---------------------------------------------------------------------------------
   Total Distributions                                       (0.84)    (0.00) (c)
---------------------------------------------------------------------------------
 Net Asset Value, End of Period                             $41.24    $14.74
=================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------
  Total Return                                              +187.8%    +47.4%
  Net Assets, End of Period (In Millions)                     $571       $11
  Ratio of Expenses to Average Net Assets                      1.4%      2.0%*
  Ratio of Net Investment Loss to Average Net Assets          (1.0%)    (0.9%)*
  Portfolio Turnover Rate                                    178.1%     95.7%


STRONG GROWTH 20 FUND
---------------------------------------------------------------------------------------------

                                                                  Year Ended
                                                       --------------------------------------
                                                           Dec. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                   1999      1998     1997(d)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $15.44    $11.31    $10.00
Income From Investment Operations:
   Net Investment Loss                                       (0.08)    (0.08)    (0.01)
   Net Realized and Unrealized Gains on Investments          16.60      4.21      1.40
---------------------------------------------------------------------------------------------
   Total from Investment Operations                          16.52      4.13      1.39
Less Distributions:
   In Excess of Net Investment Income                           --     (0.00)(c) (0.08)
   From Net Realized Gains                                   (1.33)       --        --
---------------------------------------------------------------------------------------------
   Total Distributions                                       (1.33)    (0.00)(c) (0.08)
---------------------------------------------------------------------------------------------
 Net Asset Value, End of Period                             $30.63    $15.44    $11.31
=============================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
  Total Return                                              +109.5%    +36.5%    +13.9%
  Net Assets, End of Period (In Millions)                     $466       $71       $60
  Ratio of Expenses to Average Net Assets                      1.4%      1.5%      1.4%*
  Ratio of Net Investment Loss to Average Net Assets          (0.6%)    (0.6%)    (0.3%)*
  Portfolio Turnover Rate                                    432.3%    541.2%    250.1%


  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 30, 1998 (inception) to December 31, 1998.
(c) Amount calculated is less than $0.01.
(d) For the period from June 30, 1997 (inception) to December 31, 1997.

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

                                                               Year Ended
                                                         ---------------------
                                                           Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                   1999      1998
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.61    $10.00
Income From Investment Operations:
   Net Investment Loss                                       (0.08)    (0.07)
   Net Realized and Unrealized Gains on Investments           3.06      0.68
---------------------------------------------------------------------------------
   Total from Investment Operations                           2.98      0.61
Less Distributions:
   From Net Realized Gains                                      --        --
---------------------------------------------------------------------------------
   Total Distributions                                          --        --
---------------------------------------------------------------------------------
 Net Asset Value, End of Period                             $13.59    $10.61
=================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------
  Total Return                                               +28.1%     +6.1%
  Net Assets, End of Period (In Millions)                      $45       $24
  Ratio of Expenses to Average Net Assets                      1.7%      1.9%
  Ratio of Net Investment Loss to Average Net Assets          (1.0%)    (1.0%)
  Portfolio Turnover Rate                                     95.5%    121.5%


STRONG U.S. EMERGING GROWTH FUND
---------------------------------------------------------------------------------

                                                           Year Ended
                                                           ----------
                                                            Dec. 31,
Selected Per-Share Data(a)                                   1999
---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $10.00
Income From Investment Operations:
   Net Investment Loss                                       (0.11)
   Net Realized and Unrealized Gains on Investments           9.99
---------------------------------------------------------------------------------
   Total from Investment Operations                           9.88
Less Distributions:
   From Net Realized Gains                                   (0.29)
---------------------------------------------------------------------------------
   Total Distributions                                       (0.29)
---------------------------------------------------------------------------------
 Net Asset Value, End of Period                             $19.59
=================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------
  Total Return                                               +98.9%
  Net Assets, End of Period (In Millions)                      $36
  Ratio of Expenses to Average Net Assets without
    Waivers and Absorptions                                    1.9%
  Ratio of Expenses to Average Net Assets                      1.8%
  Ratio of Net Investment Loss to Average Net Assets          (1.5%)
  Portfolio Turnover Rate                                    281.1%


(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors of Strong Equity Funds, Inc.
and the Shareholders of Strong Aggressive Growth Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Enterprise Fund, Strong Growth 20 Fund, Strong Small Cap Value Fund and Strong U.S. Emerging Growth Fund (four of the portfolios constituting the Strong Equity Funds, Inc.), (herein referred to as the "Strong Aggressive Growth Funds") at December 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Aggressive Growth Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 7, 2000

                                    DIRECTORS

                                Richard S. Strong
                                Marvin E. Nevins
                                 William F. Vogt
                                 Willie D. Davis
                                 Stanley Kritzik
                                  Neal Malicky


                                    OFFICERS

                    Richard S. Strong, CHAIRMAN OF THE BOARD
                        Thomas M. Zoeller, VICE PRESIDENT
                       Dennis A. Wallestad, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                         John S. Weitzer, VICE PRESIDENT
                            John W. Widmer, TREASURER
                      Rhonda K. Haight, ASSISTANT TREASURER


                               INVESTMENT ADVISOR

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   DISTRIBUTOR

                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                                    CUSTODIAN

                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201


                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201


                             INDEPENDENT ACCOUNTANTS

                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                  LEGAL COUNSEL

                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT0622-0100




                           -----------------------------------

                           To order a free prospectus kit, call
                                       1-800-368-1030


                    To learn more about our funds, discuss an existing
                        account, or conduct a transaction, call
                                      1-800-368-3863


                      If you are a Financial Professional, call
                                      1-800-368-1683


                                Visit our web site at
                                   www.eStrong.com



                                          [LOGO]
                             STRONG funds-Registered Trademark-
                                        P.O. Box 2936
                               Milwaukee, Wisconsin 53201